Exhibit 23(q)

THE FLEX-FUNDS

The undersigned hereby constitutes and appoints James B. Craver, Dale W. Smith and Ruth A. Kirkpatrick, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by The Flex-funds (the “Trust”) with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of June, 2008.

/s/ Walter L. Ogle
Walter L. Ogle

THE FLEX-FUNDS

The undersigned hereby constitutes and appoints James B. Craver, Dale W. Smith and Ruth A. Kirkpatrick, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by The Flex-funds (the “Trust”) with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of June, 2008.

/s/ Stuart M. Allen
Stuart M. Allen

THE FLEX-FUNDS

The undersigned hereby constitutes and appoints James B. Craver, Dale W. Smith and Ruth A. Kirkpatrick, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by The Flex-funds (the “Trust”) with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of June, 2008.

/s/ Anthony W. D’Angelo
Anthony W. D’Angelo

THE FLEX-FUNDS

The undersigned hereby constitutes and appoints James B. Craver, Dale W. Smith and Ruth A. Kirkpatrick, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by The Flex-funds (the “Trust”) with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of June, 2008.

/s/ James W. Didion
James W. Didion

THE FLEX-FUNDS

The undersigned hereby constitutes and appoints James B. Craver, Dale W. Smith and Ruth A. Kirkpatrick, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by The Flex-funds (the “Trust”) with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of June, 2008.

/s/ Jack W. Nicklaus II
Jack W. Nicklaus II